Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	5/2/2017
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P.- Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Non-Debtor Paragon Offshore Services LLC paid, among other things, the Debtors’ annual insurance premiums and made certain payments to the Debtors’ professionals and secured lenders approved under prior orders of the Court.  All such amounts were reconciled by intercompany payables from the Debtors’ accounts to the non-Debtors’ accounts.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for March 2017 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

MOR Notes

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (February 2017) may not equate with the opening balances in MOR-4 (March 2017) due to ordinary course adjustments/reclassifications of certain tax liabilities after the February 2017 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements

(000’s)

See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Non Debtor on Behalf of Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(380)	$—	$—	$(380)	$2,078
Paragon Offshore plc	16-10386	(2,246)	—	(13,993)	(16,239)	435
Paragon Drilling Services 7 LLC	16-10387	(115)	—	—	(115)	—
Paragon Offshore Finance Company	16-10388	(3,116)	—	—	(3,116)	—
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(0)	—	—	(0)	—
Paragon Offshore do Brasil Ltda.	16-10390	(1,140)	—	—	(1,140)	412
Paragon International Finance Company	16-10391	(533)	(1,009)	—	(1,542)	58
Paragon Asset (ME) Ltd.	16-10392	(40)	—	—	(40)	—
Paragon Offshore Holdings US Inc.	16-10393	(1)	—	—	(1)	—
Paragon Asset (UK) Ltd.	16-10394	(612)	—	—	(612)	—
Paragon FDR Holding Ltd.	16-10395	—	—	—	—	—
Paragon Offshore International Ltd.	16-10396	(2,160)	—	—	(2,160)	5,372
Paragon Offshore (North Sea) Ltd.	16-10397	(362)	—	—	(362)	19
Paragon Duchess Ltd.	16-10398	(30)	—	—	(30)	—
Paragon (Middle East) Limited	16-10399	(1,480)	—	—	(1,480)	7,277
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	(29)	—	—	(29)	—
Paragon Holding NCS 2 S.a r.l.	16-10401	(21)	—	—	(21)	—
Paragon Leonard Jones LLC	16-10402	(1,554)	—	—	(1,554)	29
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(43)	—	—	(43)	—
Paragon Offshore (Nederland) B.V.	16-10404	(1,088)	(163)	—	(1,250)	302
Paragon Offshore Contracting GmbH	16-10405	(137)	—	—	(137)	265
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	—	—	(2)	—
Paragon Holding SCS 2 Ltd.	16-10407	—	—	—	—	—
Paragon Asset Company Ltd.	16-10408	(1,019)	—	—	(1,019)	—
Paragon Holding SCS 1 Ltd.	16-10409	—	—	—	—	—
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(27)	—	—	(27)	—

Total		$(16,134)	$(1,171)		$(31,298)	$16,246

MOR-1a

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)

(000’s)

See Notes to the MOR related to MOR-1a

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385			$—	$—	$—	$—

Paragon Offshore plc	16-10386		Sub Total	344,486	344,716	344,581	344,835
	16-10386	Wells Fargo	6704	—	—	—	—
	16-10386	HSBC	9694	131	265	130	250
	16-10386	Goldman Sachs	3774	332,851	332,947	332,947	333,081
	16-10386	Bank of America	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	Wells Fargo	8977	—	—	—	—

Paragon Offshore Finance Company	16-10388	Wells Fargo	2257	—	—	—	—

Paragon Offshore Leasing (Switzerland) GmbH	16-10389		Sub Total	112	57	(11)	(77)
	16-10389	HSBC	3991	8	8	8	8
	16-10389	UBS	701L	104	49	(19)	(85)

Paragon Offshore do Brasil Ltda.	16-10390		Sub Total	4,823	4,403	4,757	4,280
	16-10390	Banco Itau	4000	4,741	4,320	4,750	4,273
	16-10390	Banco Bradesco	7775	4	4	4	4
	16-10390	Banco Itau	5004	79	79	3	3
	16-10390		Petty Cash			—	—

Paragon International Finance Company	16-10391		Sub Total	165,481	139,592	165,742	139,883
	16-10391	JPMorgan Chase	4670	—	—	—	—
	16-10391	Wells Fargo	4240	537	404	697	567
	16-10391	Wells Fargo	7219	—	—	—	—
	16-10391	Wells Fargo	7201	98	45	149	107
	16-10391	Wells Fargo	7227	—	0	—	—
	16-10391	Wells Fargo	7235	—	—	—	—
	16-10391	Wells Fargo	4355	10	—	10	—
	16-10391	Wells Fargo	1100	41	—	113	45
	16-10391	Goldman Sachs	3880	38,089	38,100	38,100	38,116
	16-10391	Bank of America	9959	1,739	4,544	1,746	4,551
	16-10391	Bank of America	4356	370	370	370	370
	16-10391	Bank of America	7633	122,313	92,353	122,313	92,353
	16-10391	Wells Fargo	9936	—	—	(20)	(20)
	16-10391	Bank of America	1478	—	—	57	58
	16-10391	Bank of America	3463	2,231	3,700	2,150	3,655
	16-10391	Bank of America	9016	52	76	56	81

Paragon Asset (ME) Ltd.	16-10392			—	—	—	—

Paragon Offshore Holdings US Inc.	16-10393			—	—	—	—

Paragon Asset (UK) Ltd.	16-10394			—	—	—	—

Paragon FDR Holding Ltd.	16-10395	Wells Fargo	3867	—	—	—	—

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396		Sub Total	556	427	1,159	881
	16-10396	HSBC	-001	1	0	1	0
	16-10396	HSBC	5110	6	6	6	6
	16-10396	HSBC	6490	17	17	17	17
	16-10396	HSBC	6500	1	1	1	1
	16-10396	Ecobank	9901	—	—	—	—
	16-10396	CCEI Bank GE Malabo	0000	9	9	8	—
	16-10396	Standard Charter	2501	299	299	299	299
	16-10396	HSBC	4001	223	94	223	93
	16-10396	Bank of America	1012	—	—	—	—
	16-10396	Wells Fargo	0570	—	—	3	7
	16-10396	Bank of America	7773	503	369	532	397
	16-10396	Wells Fargo	4872	—	—	46	43
	16-10396		Petty Cash	—	—	23	17

Paragon Offshore (North Sea) Ltd.	16-10397			—	—	—	—

Paragon Duchess Ltd.	16-10398			—	—	—	—

Paragon (Middle East) Limited	16-10399			—	—	—	—

Paragon Offshore (Luxembourg) S.a r.l.	16-10400		Sub Total	—	—	—	—
	16-10400	Wells Fargo	8969	—	—	—	—
	16-10400	Wells Fargo	1728	—	—	—	—
						—
Paragon Holding NCS 2 S.a r.l.	16-10401	Wells Fargo	5235	—	—	—	—

Paragon Leonard Jones LLC	16-10402		Sub Total	126	124	126	124
	16-10402	Wells Fargo	8256	—	—	—	(0)
	16-10402	Wells Fargo	8032	—	—	—	—
	16-10402	HSBC	3350	2	2	2	2
	16-10402	HSBC	7021	58	5	58	5
	16-10402	Bank of America	8378	1	29	1	29
	16-10402	Bank of America	3492	65	89	65	89

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403		Sub Total	41	40	198	156
	16-10403	Wells Fargo	3875	—	—	—	—
	16-10403	Standard Charter	0775	41	40	198	156

Paragon Offshore (Nederland) B.V.	16-10404		Sub Total	1,596	2,286	1,719	2,415
	16-10404	Wells Fargo	2286	—	—	—	—
	16-10404	Wells Fargo	1106	47	40	48	39
	16-10404	Barclays	6254	315	424	441	550
	16-10404	ABN AMRO	NL2A	933	1,227	941	1,226
	16-10404	Bank of America	0016	24	76	25	77
	16-10404	Bank of America	0024	86	28	87	28
	16-10404	Bank of America	3476	191	491	178	494
	16-10404	Bank of America	7760	—	—	—	—
	16-10404		Petty Cash	—	—	—	—

Entity	Case Number	Bank Name	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Contracting GmbH	16-10405		Sub Total	3,160	2,640	3,174	2,642
	16-10405	Wells Fargo	8002	—	—	(0)	(0)
	16-10405	Wells Fargo	2377	—	—	—	—
	16-10405	Wells Fargo	8788	—	—	—	—
	16-10405	Banamex	8876	1,601	1,704	1,608	1,705
	16-10405	Banamex	4010	638	680	645	680
	16-10405	UBS	403W	16	16	16	16
	16-10405	Bank of America	8556	744	214	744	214
	16-10405	Bank of America	3489	162	27	162	27
	16-10405		Petty Cash			—	—

Paragon Offshore (Labuan) Pte. Ltd.	16-10406		Sub Total	1,183	1,181	1,183	1,181
	16-10406	Wells Fargo	7995	—	—	—	—
	16-10406	HSBC	-101	16	14	16	14
	16-10406	HSBC	-725	1,168	1,168	1,168	1,168

Paragon Holding SCS 2 Ltd.	16-10407			—	—	—	—

Paragon Asset Company Ltd.	16-10408			—	—	—	—

Paragon Holding SCS 1 Ltd.	16-10409			—	—	—	—

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410		Subtotal	1,147	1,166	1,158	1,168
	16-10410	Wells Fargo	6362	—	—	—	—
	16-10410	BCEE	8000	1,147	1,166	1,158	1,168

	Total			$522,711	$496,632	$523,786	$497,488

MOR-1b

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid

(000’s)

See Notes to the MOR related to MOR-1b

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.

Retained Professionals

Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$—	$8,600
Richards, Layton & Finger, PA	129	805
AlixPartners LLP	—	4,162
Lazard, Freres & Co LLC	—	1,470
Norton Rose Fulbright US LLP	—	354
KCC	—	813
Total Payments to Professionals	$129	$16,204

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al

Budget to Actual Consolidated Cash Flow Variance Report

(000’s)

See Notes to the MOR related to MOR-1c

			Variance
3/04/16 - 03/31/17	Budget	Actual	F/(U)

Total Receipts	9,614	14,756	5,142

Total Operating Disbursements	(5,397)	(6,476)	(1,079)
Total Capital Expenditures	(2,679)	(588)	2,092
Total Payroll & Benefits	(11,699)	(3,728)	7,971
Total Other	(347)	(1,822)	(1,475)

Total I/C Disbursements to Non Debtor Entities	(14,079)	(27,719)	(13,640)

Total Disbursements	(34,202)	(40,334)	(6,131)

Net Operating Cash Flow	(24,588)	(25,578)	(989)

Deposits
Utility Deposits	—	—	—
Other	—	—	—
Total Deposits	—	—	—

Total Debt Service	(5,069)	(5,108)	(39)
Total Professional Fees	(6,064)	(1,442)	4,622

Total Non-Operating Disbursements	(11,133)	(6,550)	4,583

Net Cash Flow	(35,721)	(32,127)	3,594

Debtor Ending Cash Balance - Encumbered	147,381	152,713	5,332
Debtor Cash Balance - Unencumbered	344,355	344,451	96
Total Debtor Cash Balance	491,736	497,164	5,428

Non Debtor Ending Cash Balance	366,863	372,672	5,810
Total Debtor & Non Debtor Ending Cash Balance	858,598	869,836	11,238

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)

(000’s)

(See Notes to the MOR related to MOR-2)

For Month Ending March 31, 2017

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,191	$—	$—	$—	$—	$—	$—
Reimbursable Revenues	2	—	—	—	—	22	—
Labor Contract Revenues	—	—	—	—	—	—	—
Intercompany Revenues	—	3,916	—	—	—	—	—
Other Revenues	—	—	—	—	—	—	—
Operating revenues	1,194	3,916	—	—	—	22	—

Operating Costs and Expenses	—	—	—	—	—	—	—
Contract Drilling Expenses	(456)	—	263	—	(391)	—	2,533
Reimbursable Expenses	(2)	—	—	—	—	(18)	—
Depreciation and Amortization	(649)	(6)	—	—	(346)	—	—
General & Administrative	—	(408)	—	(25)	13	—	(10)
Corporate Operations	—	—	—	—	—	—	—
Local Administrative Expense	(144)	—	—	—	—	(602)	—
Other Operating Expenses	—	(4,502)	—	—	—	—	—
Operating costs and expenses	(1,252)	(4,916)	263	(25)	(724)	(620)	2,522
	—	—	—	—	—	—	—
Operating Income	(59)	(1,000)	263	(25)	(724)	(598)	2,522

Other Income (Expense)
Interest expense, net of amount capitalized	—	(2,194)	—	(3,073)	—	(2)	(969)
Interest Income	517	138	—	—	—	—	56
Reorganization Items	—	(9,892)	—	—	—	—	—
Other, net	(17)	934	—	—	1	71	66
Income before income taxes	441	(12,014)	263	(3,098)	(723)	(530)	1,675
Income tax provision	(50)	—	—	—	—	—	—
Net Income	392	(12,014)	263	(3,098)	(723)	(530)	1,675

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$—	$—	$123	$—	$2,464
Reimbursable Revenues	—	—	15	—	78
Labor Contract Revenues	—	—	—	—	—
Intercompany Revenues	—	—	—	—	—
Other Revenues	—	—	—	—	—
Operating revenues	—	—	138	—	2,542

Operating Costs and Expenses	—	—	—	—	—
Contract Drilling Expenses	198	—	17	—	(1,900)
Reimbursable Expenses	—	—	(5)	—	(52)
Depreciation and Amortization	(381)	—	—	—	(136)
General & Administrative	—	—	—	—	—
Corporate Operations	—	—	—	—	(19)
Local Administrative Expense	—	—	27	—	(663)
Other Operating Expenses	—	(161)	(203)	(194)	(1,687)
Operating costs and expenses	(183)	(161)	(164)	(194)	(4,846)
	—	—	—	—	—
Operating Income	(183)	(161)	(26)	(194)	(2,304)

Other Income (Expense)
Interest expense, net of amount capitalized	—	—	—	—	—
Interest Income	—	—	—	34	—
Reorganization Items	—	—	—	—	—
Other, net	—	—	—	—	23
Income before income taxes	(183)	(161)	(26)	(160)	(2,281)
Income tax provision	—	(1)	—	—	—
Net Income	(183)	(161)	(26)	(160)	(2,281)

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$—	$—	$5,980	$—	$—	$—
Reimbursable Revenues	—	—	30	—	—	—
Labor Contract Revenues	—	—	—	—	—	—
Intercompany Revenues	—	—	1,687	—	—	—
Other Revenues	—	—	—	—	—	—
Operating revenues	—	—	7,697	—	—	—

Operating Costs and Expenses	—	—	—	—	—	—
Contract Drilling Expenses	104	(12)	(1,875)	—	(49)	0
Reimbursable Expenses	—	—	(25)	—	—	—
Depreciation and Amortization	—	—	(3,444)	—	(114)	—
General & Administrative	—	(3)	—	—	—	—
Corporate Operations	—	—	—	—	—	—
Local Administrative Expense	432	—	—	—	—	(29)
Other Operating Expenses	—	—	—	—	—	16
Operating costs and expenses	536	(15)	(5,343)	—	(162)	(12)
	—	—	—	—	—	—
Operating Income	536	(15)	2,354	—	(162)	(12)

Other Income (Expense)
Interest expense, net of amount capitalized	—	—	—	—	(550)	—
Interest Income	—	—	—	—	1	34
Reorganization Items	—	—	—	—	—	—
Other, net	0	—	—	—	—	(21)
Income before income taxes	536	(15)	2,354	—	(711)	1
Income tax provision	—	—	(154)	—	—	—
Net Income	536	(15)	2,200	—	(711)	1

	16-10403	16-10404	16-10405	16-10406	16-10407	16-10408
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$—	$—	$—	$—	$—	$—
Reimbursable Revenues	—	—	—	—	—	—
Labor Contract Revenues	—	—	—	—	—	—
Intercompany Revenues	—	1,014	—	—	—	88
Other Revenues	—	—	—	—	—	—
Operating revenues	—	1,014	—	—	—	88

Operating Costs and Expenses	—	—	—	—	—	—
Contract Drilling Expenses	32	(0)	(86)	—	—	(3,464)
Reimbursable Expenses	—	—	—	—	—	—
Depreciation and Amortization	—	—	(24)	—	—	(3,343)
General & Administrative	—	—	54	—	—	—
Corporate Operations	—	113	—	—	—	—
Local Administrative Expense	(4)	(1,043)	(44)	(4)	—	7
Other Operating Expenses	—	82	(42)	—	(3,353)	(1,230)
Operating costs and expenses	28	(848)	(143)	(4)	(3,353)	(8,031)
	—	—	—	—	—	—
Operating Income	28	166	(143)	(4)	(3,353)	(7,943)

Other Income (Expense)
Interest expense, net of amount capitalized	—	—	(517)	—	—	(1)
Interest Income	79	—	139	—	550	—
Reorganization Items	—	—	—	—	—	—
Other, net	0	(13)	133	0	—	—
Income before income taxes	108	153	(388)	(4)	(2,803)	(7,944)
Income tax provision	—	—	—	(3)	(1,720)	—
Net Income	108	153	(388)	(7)	(4,523)	(7,944)

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$—	$—
Reimbursable Revenues	—	—
Labor Contract Revenues	—	—
Intercompany Revenues	—	—
Other Revenues	—	—
Operating revenues	—	—

Operating Costs and Expenses	—	—
Contract Drilling Expenses	—	(417)
Reimbursable Expenses	—	—
Depreciation and Amortization	—	(339)
General & Administrative	—	(0)
Corporate Operations	—	—
Local Administrative Expense	—	—
Other Operating Expenses	—	—
Operating costs and expenses	—	(756)
	—	—
Operating Income	—	(756)

Other Income (Expense)
Interest expense, net of amount capitalized	—	(884)
Interest Income	941	—
Reorganization Items	—	—
Other, net	—	16
Income before income taxes	941	(1,624)
Income tax provision	—	—
Net Income	941	(1,624)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet

(000’s)

(See Notes to the MOR related to MOR-3)

For Month Ending March 31, 2017

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	—	344,835	—
Restricted Cash	—	—	—
Accounts Receivable	150,452	204,294	318,763
Prepaid Expenses & Deposits	104	579	—
Taxes Receivable	—	—	—
Total Other Current Assets	13,162	385	—
Total current assets	163,718	550,093	318,763
Investments in Subsidiaries	182,682	3,464,784	—
Intercompany Notes Receivable	158,059	—	—
Long Term Notes & Investments	340,741	3,464,784	—
Gross PPE	97,462	480	45,499
Accumulated Depreciation	(78,238)	(110)	(44,499)
Property and Equipment	19,224	370	1,000
Other Assets	913	16,978	—
Other Assets	913	16,978	—

Total assets	524,596	4,032,225	319,763

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	54,206	882,267	216,324
Payroll and Benefits Related Accruals	1,045	—	—
Taxes Payable	1,215	223	—
Interest Payable	—	172	—
Other Current Liabilities	4,630	1,402	—
Total current liabilities	61,096	884,064	216,324
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	2,314	2,500	—
Liabilities Subject to Compromise	—	1,709,947	—
Total liabilities	63,410	2,596,511	216,324

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	461,188	1,435,714	103,439
Noncontrolling Interests	—	—	—
Total shareholders’ equity	461,188	1,435,714	103,439
Total liabilities and shareholders’ equity	524,596	4,032,225	319,763

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	—	(77)	4,280
Restricted Cash	—	—	—
Accounts Receivable	1,469	164,177	18,283
Prepaid Expenses & Deposits	43	—	792
Taxes Receivable	—	292	9,766
Total Other Current Assets	—	—	—
Total current assets	1,512	164,392	33,121
Investments in Subsidiaries	4,105,589	—	—
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	4,105,589	—	—
Gross PPE	—	151,830	2,740
Accumulated Depreciation	—	(131,049)	(2,733)
Property and Equipment	—	20,781	7
Other Assets	—	—	—
Other Assets	—	—	—

Total assets	4,107,101	185,173	33,128

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	13,878
Accounts Payable	67,561	156,877	118,617
Payroll and Benefits Related Accruals	—	10	1,115
Taxes Payable	—	46	536
Interest Payable	—	—	1,102
Other Current Liabilities	1,001	—	3,045
Total current liabilities	68,562	156,933	138,293
Total Long-Term Debt	—	—	10,071
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	634,616	—	—
Total liabilities	703,178	156,933	148,364

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	3,403,922	28,240	(115,236)
Noncontrolling Interests	—	—	—
Total shareholders’ equity	3,403,922	28,240	(115,236)
Total liabilities and shareholders’ equity	4,107,101	185,173	33,128

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	139,883	—	—
Restricted Cash	—	—	—
Accounts Receivable	3,839,262	70,597	19,905
Prepaid Expenses & Deposits	129	—	—
Taxes Receivable	—	—	4,175
Total Other Current Assets	—	236	—
Total current assets	3,979,274	70,833	24,080
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	—	81,478	—
Accumulated Depreciation	—	(45,092)	—
Property and Equipment	—	36,386	—
Other Assets	—	674	—
Other Assets	—	674	—

Total assets	8,269,789	107,943	(1,315,363)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	—	—
Accounts Payable	5,193,038	2,494	15,029
Payroll and Benefits Related Accruals	—	—	—
Taxes Payable	—	1	1,817
Interest Payable	1,790	—	—
Other Current Liabilities	—	—	—
Total current liabilities	5,256,575	2,495	16,846
Total Long-Term Debt	33,653	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	5,290,228	2,495	16,846

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	2,979,562	105,447	(1,332,209)
Noncontrolling Interests	—	—	—
Total shareholders’ equity	2,979,562	105,447	(1,332,209)
Total liabilities and shareholders’ equity	8,269,789	107,943	(1,315,363)

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	—	—	881
Restricted Cash	—	—	—
Accounts Receivable	163,779	412,386	1,040,976
Prepaid Expenses & Deposits	—	—	1,331
Taxes Receivable	162	—	529
Total Other Current Assets	—	19,989	11,111
Total current assets	163,941	432,375	1,054,828
Investments in Subsidiaries	—	410,651	7,435
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	—	410,651	7,435
Gross PPE	—	—	45,217
Accumulated Depreciation	—	—	(33,779)
Property and Equipment	—	—	11,438
Other Assets	—	—	87
Other Assets	—	—	87

Total assets	163,941	843,026	1,073,788

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	148,458	2,918	896,205
Payroll and Benefits Related Accruals	30	—	13,047
Taxes Payable	—	—	3,345
Interest Payable	—	—	—
Other Current Liabilities	—	—	—
Total current liabilities	148,488	2,918	912,597
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	1,133
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	148,488	2,918	913,730

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	15,453	840,109	160,059
Noncontrolling Interests	—	—	—
Total shareholders’ equity	15,453	840,109	160,059
Total liabilities and shareholders’ equity	163,941	843,026	1,073,788

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	—	—	—
Restricted Cash	—	—	—
Accounts Receivable	242,357	240	357,797
Prepaid Expenses & Deposits	124	—	43
Taxes Receivable	194	135	—
Total Other Current Assets	—	—	355
Total current assets	242,675	375	358,195
Investments in Subsidiaries	—	(47,110)	—
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	—	(47,110)	—
Gross PPE	—	1,991	377,177
Accumulated Depreciation	—	(991)	(318,552)
Property and Equipment	—	1,000	58,625
Other Assets	—	—	1,839
Other Assets	—	—	1,839

Total assets	242,675	(45,735)	418,659

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	214,025	7,726	49,236
Payroll and Benefits Related Accruals	38	—	5,277
Taxes Payable	(66)	—	476
Interest Payable	—	—	—
Other Current Liabilities	—	—	1,013
Total current liabilities	213,997	7,726	56,002
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	5
Liabilities Subject to Compromise	—	—	—
Total liabilities	213,997	7,726	56,007

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	28,677	(53,462)	362,651
Noncontrolling Interests	—	—	—
Total shareholders’ equity	28,677	(53,462)	362,651
Total liabilities and shareholders’ equity	242,675	(45,735)	418,659

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	—	—	124
Restricted Cash	—	—	—
Accounts Receivable	274,337	53,707	80,249
Prepaid Expenses & Deposits	—	—	3
Taxes Receivable	28	13	465
Total Other Current Assets	—	10	—
Total current assets	274,365	53,730	80,841
Investments in Subsidiaries	(1,506)	42,808	35,000
Intercompany Notes Receivable	—	300	13,485
Long Term Notes & Investments	(1,506)	43,108	48,485
Gross PPE	—	20,544	—
Accumulated Depreciation	—	(17,806)	—
Property and Equipment	—	2,738	—
Other Assets	—	203	—
Other Assets	—	203	—

Total assets	272,859	99,779	129,326

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	272,748	60,963	66,715
Payroll and Benefits Related Accruals	—	—	—
Taxes Payable	3	21	1,924
Interest Payable	—	9,098	—
Other Current Liabilities	—	—	254
Total current liabilities	272,751	70,082	68,893
Total Long-Term Debt	—	—	—
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	272,751	70,082	68,893

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	107	29,697	60,434
Noncontrolling Interests	—	—	—
Total shareholders’ equity	107	29,697	60,434
Total liabilities and shareholders’ equity	272,859	99,779	129,326

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	156	2,415	2,642
Restricted Cash	—	—	—
Accounts Receivable	6,748	420,528	295,991
Prepaid Expenses & Deposits	—	724	27
Taxes Receivable	4	535	153
Total Other Current Assets	—	14,933	411
Total current assets	6,908	439,135	299,224
Investments in Subsidiaries	—	—	30,000
Intercompany Notes Receivable	33,653	7,959	50,185
Long Term Notes & Investments	33,653	7,959	80,185
Gross PPE	—	—	7,905
Accumulated Depreciation	—	—	(1,074)
Property and Equipment	—	—	6,831
Other Assets	—	1,501	—
Other Assets	—	1,501	—

Total assets	40,561	448,595	386,240

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	68,641	255,324	116,469
Payroll and Benefits Related Accruals	124	875	—
Taxes Payable	29	202	2,026
Interest Payable	—	—	13,314
Other Current Liabilities	2	3,123	—
Total current liabilities	68,796	259,524	131,809
Total Long-Term Debt	—	—	158,059
Deferred Taxes	—	198	—
Other NonCurrent Liabilities	—	—	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	68,796	259,722	289,868

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	(28,235)	188,872	96,373
Noncontrolling Interests	—	—	—
Total shareholders’ equity	(28,235)	188,872	96,373
Total liabilities and shareholders’ equity	40,561	448,595	386,240

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,181	—	—
Restricted Cash	—	—	—
Accounts Receivable	9,970	33,192	948,381
Prepaid Expenses & Deposits	10	—	—
Taxes Receivable	—	—	—
Total Other Current Assets	—	9,098	—
Total current assets	11,161	42,290	948,381
Investments in Subsidiaries	—	2,472,887	65,504
Intercompany Notes Receivable	—	—	—
Long Term Notes & Investments	—	2,472,887	65,504
Gross PPE	—	—	915,354
Accumulated Depreciation	—	—	(778,110)
Property and Equipment	—	—	137,244
Other Assets	—	—	1,634
Other Assets	—	—	1,634

Total assets	11,161	2,515,177	1,152,763

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—	—
Accounts Payable	10,280	147,841	595,094
Payroll and Benefits Related Accruals	—	—	444
Taxes Payable	3	842	—
Interest Payable	—	—	51
Other Current Liabilities	—	—	575
Total current liabilities	10,283	148,683	596,164
Total Long-Term Debt	—	—	300
Deferred Taxes	—	—	—
Other NonCurrent Liabilities	—	18,759	—
Liabilities Subject to Compromise	—	—	—
Total liabilities	10,283	167,442	596,464

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	877	2,347,735	556,301
Noncontrolling Interests	—	—	—
Total shareholders’ equity	877	2,347,735	556,301
Total liabilities and shareholders’ equity	11,161	2,515,177	1,152,763

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	—	1,168
Restricted Cash	—	—
Accounts Receivable	120,610	115,352
Prepaid Expenses & Deposits	—	—
Taxes Receivable	—	33
Total Other Current Assets	123,972	(123)
Total current assets	244,582	116,430
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	—	—
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	—	51,322
Accumulated Depreciation	—	(47,562)
Property and Equipment	—	3,760
Other Assets	—	454
Other Assets	—	454

Total assets	1,475,534	48,476

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	—	—
Accounts Payable	279	27,359
Payroll and Benefits Related Accruals	—	—
Taxes Payable	—	—
Interest Payable	—	84,094
Other Current Liabilities	—	45
Total current liabilities	279	111,498
Total Long-Term Debt	—	—
Deferred Taxes	—	—
Other NonCurrent Liabilities	—	—
Liabilities Subject to Compromise	—	—
Total liabilities	279	111,498

Shareholders’ equity
Shareholders’ Equity
Shareholders’ Equity	1,475,255	(63,024)
Noncontrolling Interests	—	—
Total shareholders’ equity	1,475,255	(63,024)
Total liabilities and shareholders’ equity	1,475,534	48,476

MOR-4

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)

(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$6,991	$2,227	$(1,410)	$7,808
Payroll Tax	9,271	1,390	(362)	10,298
Withholding Tax	(12,229)	349	—	(11,880)
Property Tax	—			—
VAT Tax	(9,707)	313	(279)	(9,672)
Other Tax	2,676	(10)	(2)	2,664
Total Taxes	$(2,998)	$4,268	$(2,052)	$(781)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)

(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$25	$30	$3	$802	$861
Paragon Offshore plc	16-10386	1	179	4	164	349
Paragon Drilling Services 7 LLC	16-10387	2	—	3	—	5
Paragon Offshore Finance Company	16-10388	—	—	—	—	—
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	4	56	12	(20)	51
Paragon Offshore do Brasil Ltda.	16-10390	37	161	—	—	198
Paragon International Finance Company	16-10391	240	155	56	360	810
Paragon Asset (ME) Ltd.	16-10392	0	—	—	(0)	0
Paragon Offshore Holdings US Inc.	16-10393	—	—	—	—	—
Paragon Asset (UK) Ltd.	16-10394	66	2	3	(1)	70
Paragon FDR Holding Ltd.	16-10395	—	—	—	—	—
Paragon Offshore International Ltd.	16-10396	288	(5)	12	413	708
Paragon Offshore (North Sea) Ltd.	16-10397	106	1	(1)	(31)	75
Paragon Duchess Ltd.	16-10398	—	—	—	(8)	(8)
Paragon (Middle East) Limited	16-10399	166	115	11	(6)	286
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	—	—	—	—	—
Paragon Holding NCS 2 S.a r.l.	16-10401	—	—	—	—	—
Paragon Leonard Jones LLC	16-10402	79	(1)	(0)	—	78
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	7	—	(0)	(14)	(7)
Paragon Offshore (Nederland) B.V.	16-10404	617	502	30	64	1,213
Paragon Offshore Contracting GmbH	16-10405	1	0	—	(13)	(12)
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	—	—	—	—	—
Paragon Holding SCS 2 Ltd.	16-10407	—	—	—	—	—
Paragon Asset Company Ltd.	16-10408	456	37	(8)	(0)	485
Paragon Holding SCS 1 Ltd.	16-10409	—	—	—	—	—
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	—	—	0	(20)	(20)

Total Accounts Payable		$2,096	$1,230	$126	$1,690	$5,142

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)

(‘000s)

		Billed Accounts Receivable			Total Billed Accounts	Unbilled Accounts Receivable			Total Unbilled Accounts	Other Accounts Receivable			Total Other Accounts	Total Accounts Receivable	Allowance for Doubtful	Total Accounts
Debtor	Case Number	0-60	60-90	>90	Receivable	0-60	60-90	>90	Receivable	0-60	60-90	>90	Receivable	(Gross)	Accounts	Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,173	$17	$6,544	$8,734	$1,150	$—	$41	$1,191	$—	$—	$—	$—	$9,925	$(6,561)	$3,364
Paragon Offshore plc	16-10386	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Drilling Services 7 LLC	16-10387	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Finance Company	16-10388	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore do Brasil Ltda.	16-10390	—	—	—	—	28	—	516	544	—	—	—	—	544	(516)	28
Paragon International Finance Company	16-10391	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Asset (ME) Ltd.	16-10392	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Holdings US Inc.	16-10393	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Asset (UK) Ltd.	16-10394	1	(53)	(141)	(193)	147	—	—	147	—	—	—	—	(46)	—	(46)
Paragon FDR Holding Ltd.	16-10395	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore International Ltd.	16-10396	2,140	—	11,203	13,343	2,521	12	2,516	5,049	—	—	—	—	18,392	(5,816)	12,576
Paragon Offshore (North Sea) Ltd.	16-10397	—	—	—	—	920	—	—	920	—	—	—	—	920	—	920
Paragon Duchess Ltd.	16-10398	—	—	455	455	—	—	—	—	—	—	—	—	455	(455)	—
Paragon (Middle East) Limited	16-10399	8,872	—	—	8,872	5,915	—	302	6,217	—	—	—	—	15,089	—	15,089
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Holding NCS 2 S.a r.l.	16-10401	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Leonard Jones LLC	16-10402	—	—	—	—	—	—	12,033	12,033	—	—	—	—	12,033	(12,033)	(0)
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore (Nederland) B.V.	16-10404	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Contracting GmbH	16-10405	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Holding SCS 2 Ltd.	16-10407	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Asset Company Ltd.	16-10408	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Holding SCS 1 Ltd.	16-10409	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Trade Receivables		$13,187	$(36)	$18,060	$31,211	$10,681	$12	$15,407	$26,100	$—	$—	$—	$—	$57,311	$(25,380)	$31,931

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	March 1 - 31, 2017
Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X